UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 21, 2016

bluebird bio, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35966	13-3680878

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Second Street Cambridge, MA	02141

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (339) 499-9300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On September 21, 2016, bluebird bio, Inc. issued a press release announcing that its LentiGlobin gene therapy for the treatment of patients with transfusion-dependent beta-thalassemia has been granted access by the European Medicines Agency (EMA) to the EMA’s Priority Medicines (PRIME) program. The full text of the press release regarding the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by bluebird bio, Inc. on September 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2016	bluebird bio, Inc.
	By:	/s/ Jason F. Cole
Jason Cole
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by bluebird bio, Inc. on September 21, 2016.